SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported)
                               June 12, 2001


                            TOKHEIM CORPORATION
                   -------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          Indiana                    1-6018                  35-0712500
        ----------                 ----------              ---------------
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)           Identification No.)



10501 Corporate Drive, Fort Wayne, IN                              46845
--------------------------------------------                      --------
(Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code (219)-470-4600
                                                   ---------------

                                    N/A
            ---------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)





     ITEM 4.  Changes in Registrant's Certifying Accountant.


The Company has engaged Ernst & Young LLP as its independent public accountants, effective June 12, 2001.




                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TOKHEIM CORPORATION
                                    ___________________________________________
                                    Registrant



Date:  June 18, 2001                By: /S/  ROBERT L. MACDONALD
                                       ________________________________________
                                          Robert L. Macdonald
                                          Executive Vice President, Finance and
                                          Chief Financial Officer